UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

Cenntro Inc.
(Exact Name of Registrant as Specified in Charters)

Nevada	001-38544	93-2211556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

33 Wood Avenue South, Suite 600, PMB #3572
Iselin, New Jersey 08830
(Address of Principal Executive Offices, and Zip Code)

(732) 820-6757
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CENN	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to the Current Report on Form 8-K filed by Cenntro Inc. (the “Company”) with the Securities and Exchange Commission on October 15, 2026 (the “Original Form 8-K”) is being filed solely to file the legal opinion of Wendot Law Group, the Company’s newly engaged Nevada counsel, as Exhibit 5.1 and the related consent included therein as Exhibit 23.1 in connection with the Company’s at-the-market offering.

This Amendment does not amend or update any other disclosure in the Original Form 8-K. Accordingly, this Amendment consists only of this explanatory note, Item 9.01, the signature page and the exhibits filed herewith. The other contents of the Original Form 8-K remain unchanged.

This report shall be deemed to be incorporated by reference into the registration statement of the Company on Form S-3 (File No. 333-292994) and to be a part thereof from the date on which this report is filed, to the extent not superseded by documents or reports subsequently filed or furnished.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibits Numbers	Description
5.1	Opinion of Wendot Law Group
23.1	Consent of Wendot Law Group (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2026

Cenntro Inc.

	By:	/s/ Peter Z. Wang
Name: Peter Z. Wang
Title: Chief Executive Officer